Exhibit 10.8a

MARCH 2011 AMENDMENT

TO THE

PSS WORLD MEDICAL, INC. SAVINGS PLAN

This March 2011 Amendment to the PSS World Medical, Inc. Savings Plan is made and entered into by PSS World Medical, Inc. (the “Company”), this 7 day of March, 2011, and is effective as of the dates set forth herein.

WITNESSETH:

WHEREAS, the Company has previously adopted the PSS World Medical, Inc. Savings Plan (the “Plan”); and

WHEREAS, the Company is authorized and empowered to amend the Plan; and

WHEREAS, the Company desires to amend the Plan to include the names of additional employers recently acquired by the Company.

NOW, THEREFORE, the Plan shall be amended as follows:

1. Effective January 1, 2011, Section 1.28 of the Plan shall be amended in its entirety to read as follows:

“1.28 ‘Employer’ shall mean the Company, Gulf South Medical Supply, Inc., PSS Service, Inc., World Med Shared Services, Inc., Physician Sales & Service, Inc., Physician Sales & Service Limited Partnership, Proclaim, Inc., PSS Holding, Inc., Ancillary Management Solutions, Inc., Cascade Medical Supply, ThriftyMed, Inc., ClaimOne, LLC, Linear Medical Solutions, LLC, and any other subsidiary, related corporation, or other entity that adopts this Plan with the consent of the Company.”

2. Effective March 1, 2011, Section 1.28 of the Plan shall be amended in its entirety to read as follows:

“1.28 ‘Employer’ shall mean the Company, Gulf South Medical Supply, Inc., PSS Service, Inc., World Med Shared Services, Inc., Physician Sales & Service, Inc., Physician Sales & Service Limited Partnership, Proclaim, Inc., PSS Holding, Inc., Ancillary Management Solutions, Inc., Cascade Medical Supply, ThriftyMed, Inc., ClaimOne, LLC, Dispensing Solutions, Inc., Linear Medical Solutions, LLC, and any other subsidiary, related corporation, or other entity that adopts this Plan with the consent of the Company.”

3. Effective April 1, 2011, Section 1.28 of the Plan shall be amended in its entirety to read as follows:

“1.28 ‘Employer’ shall mean the Company, Gulf South Medical Supply, Inc., PSS Service, Inc., World Med Shared Services, Inc., Physician Sales & Service, Inc., Physician Sales & Service Limited Partnership, Proclaim, Inc., PSS Holding, Inc., Ancillary Management Solutions, Inc., Cascade Medical Supply, ThriftyMed, Inc., ClaimOne, LLC, Dispensing Solutions, Inc., Linear Medical Solutions, LLC, Southeast Medical Solutions RX, LLC, and any other subsidiary, related corporation, or other entity that adopts this Plan with the consent of the Company.”

IN WITNESS WHEREOF, this March 2011 Amendment has been executed and is effective as of the date set forth hereinabove. All of the provisions of the Plan not specifically mentioned in this March 2011 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this March 2011 Amendment.

PSS WORLD MEDICAL, INC.
By:	/s/ David D. Klarner
Its: Vice President and Treasurer